UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 21, 2005
                                                --------------------------------

                        Cash America International, Inc.
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             (Exact name of registrant as specified in its charter)

            Texas                    001-09733                   75-2018239
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)            File Number)              Identification No.)


            1600 West 7th Street
              Fort Worth, Texas                               76102
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  (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code      (817) 335-1100
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

     Item 2.02    Results of Operations and Financial Condition.

       See the discussion contained in Item 7.01 of this Current Report on Form 8-K.

Section 7 - Regulation FD

     Item 7.01  Regulation FD Disclosure.

       On July 21, 2005, Cash America International, Inc. issued a press release announcing its consolidated financial results for the fiscal quarter ended June 30, 2005. In the section titled "Forward Looking Statements" of that press release, the income from continuing operations for the third quarter of 2004 was inadvertently stated as $0.17 per diluted share, when income from continuing operations for the third fiscal quarter of 2004 was, as previously reported in the Form 10-Q for that period, $0.24 per diluted share. All other information contained in the press release under the caption "Forward Looking Statements" pertaining to third quarter 2005 and fiscal year 2005 guidance remains unchanged.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        CASH AMERICA INTERNATIONAL, INC.



Date:  July 26, 2005           By:  /s/  Thomas A. Bessant, Jr.
                                  ----------------------------------------------
                               Name:  Thomas A. Bessant, Jr.
                               Title: Executive Vice President - Chief Financial
                                      Officer